EXHIBIT 10.2
                                                                    ------------

                           DOBLIQUE, INC. ("Doblique")
                                  S01 Brickell
                                    9th Floor
                                 Miami, FL 33131



                                                                  April 25, 2003

To: Steven Handley, 37 Parkland Drive, Elton,
    Chester Chesire CH2 4PG, England;

    Colin Hunter, 11 Humber Close, Widnes,
    Cheshire, England WA8 344, England; and

    Jack Kachkar, Unit 1210, 445 Grand Bay Drive,
    Key Biscayne, Florida 3319, USA.

VENTURE FINANCE PLC ("Venture Finance")

1. We refer to the indemnities provided by each of you severally (in your personal capacity) to Venture Finance in connection with Inyx Pharma Limited, a company incorporated in England and Wales ("Inyx"), set out in the letters dated March 6, 2003 sent by each of you to Venture Finance, copies of which are attached as Exhibit 1 hereto (each an "Indemnity", collectively, the "Indemnities").

2.  In  accordance  with  a  stock  exchange   agreement  (the  "Stock  Exchange
Agreement") to be entered into on the same date as this letter, between Doblique, Inyx and the shareholders of Inyx, Inyx will become a wholly-owned subsidiary of Doblique.

3. In consideration for the parties proposing to enter into the Stock Exchange Agreement and the promises and respective mutual agreements herein contained, Doblique hereby agrees, to the fullest extent permissible under applicable law, to be liable for, and indemnify and hold each of you harmless against any losses, claims, demands, damages, awards, liabilities, suits, penalties, furtherances, costs or expenses (including, without limitation, all attorneys', consultants' or other professional fees and disbursements of any kind, nature and description), to which any of you, jointly or severally, may become subject to pursuant to any or all of the Indemnities.

4. The indemnity to be provided to each of you by Doblique set out in this letter agreement shall remain in full force and effect until the all of the Indemnities are no longer enforceable by Venture Finance or, if earlier, shall have lapsed.

5. All indemnification payments required to be made pursuant to this letter agreement shall be made on an after-tax basis, meaning that any such payment shall be increased to account for the imposition of any tax resulting from the receipt or accrual of such indemnity payment, such that the net amount received by the indemnified party or parties is equal to the full amount of the payment prior to the imposition of and adjustment for such taxes.

6. This letter agreement shall be governed in all respects, including validity, construction, interpretation and effect, by the laws of the State of Nevada (without regard to principles of conflicts of law).

7. Each party to this letter agreement irrevocably submits to the exclusive jurisdiction of the appropriate state or federal court in the state of Nevada for the purposes of any suit, action or other proceeding arising out of this letter or any transaction contemplated hereby or thereby. Each party agrees to commence any such action, suit or proceeding in a United States District Court for the district of Nevada, or if such suit, action or other proceedings may not be brought in such court for jurisdictional reasons, in the eighth judicial district court of Nevada. The parties agree that any service of process to be made hereunder may be made by certified mail, return receipt requested, addressed to the party at the address appearing in this letter agreement (or such other address as notified to all the parties hereto). Each party waives any objection based on forum non-conveniens. Nothing in this paragraph shall affect the right of any party to serve legal process in any other manner permitted by law.

8. This letter agreement may be executed by the parties hereto in separate counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9. This letter agreement may be amended, susperseded, cancelled, renewed, or extended only by a written instrument signed by each of the parties.

10. This letter agreement is not assignable without the prior written consent of each of the parties hereto or by operation of law. This letter agreement is for the sole benefit of the parties hereto and their permitted assigns, and nothing herein, expressed or implied, shall give or be construed to give any person and legal and equitable rights, benefits or remedies of any nature whatsoever, under of by reason of this letter agreement.

11. Each party shall, at the request of the other party, at any time and from time to time promptly execute and deliver, or cause to be executed and delivered, to such requesting party all such further instruments and take all such further action as may be reasonably necessary or appropriate to carry out the provisions and intents of this letter agreement.

If you accept and agree to the terms of this letter agreement please sign the copy of this letter agreement attached.


 /s/ Jack Kachkar
----------------------------------
For and on behalf of DOBLIQUE, INC.


We hereby accept and agree to the terms of the letter agreement sent by Doblique dated April 25, 2003:


 /s/ Steven Handley
----------------------------------
Steven Handley April 25, 2003

 /s/ Colin Hunter
----------------------------------
Colin Hunter April 25, 2003

 /s/ Jack Kachkar
----------------------------------
Jack Kachkar April 25, 2003

                                    EXHIBIT 1

                                The "Indemnities"

NY:78201.1

TO: Venture Finance PLC Sussex House,
    Perrymount Road, Haywards Heath,
    West Sussex RH16 1DN

Re: INyX Pharma Limited
    (a company registered in England and Wales number 4573515) of: 9 Cheapside, London EC2V 6 AD

1 In consideration of your entering into or continuing any agreement for the sale and purchase or factoring or discounting of debts and for providing any further financial facilities with the above-named company ("the Company") I, Jack Kachkar hereby agree to indemnify you against all loss you may suffer in consequence of

    (i) any act or omission of a wilful, reckless or deceitful nature perpetrated by me (whether solely, jointly or on my instruction), or by a third party of which l ought to have been aware in my capacity as ultimate majority investor or, if appointed as an officer of the Company; or

    (ii) any breach of the warranty given by me in clause 2 of this letter.

2 I hereby warrant that as at the date hereof no petition is pending for the winding up of the Company or for an administration order, pursuant to the Insolvency Act 1985 (or any re-enactment thereof or any part thereof), in relation to the Company and there are no unsatisfied judgements outstanding against the Company.

3.1 By signing this form I, Jack Kachkar hereby

    (i) confirm that all details relating to me or the Company that I have supplied to you are true and correct;

    (ii)authorise you to make credit reference and other enquiries about me as detailed below;

    (iii) authorise you to disclose information to credit reference agencies as set out below; and

    (iv)acknowledge my understanding of the use you will make of information obtained about me as set out below.

3.2 I understand that information about me will be used by you and other companies associated with your ultimate parent company the ABN AMRO Bank NV of the Netherlands for training purposes, credit or financial assessment, market and product analysis and preparing statistics. Your enquiries about me may include making searches of my record at one or more trade credit reference and fraud prevention agencies, where my record include searches made and information given by other business. The details of your search(es) will be kept by such agencies and shared with other businesses.

3.3 I agree that you may also give information about me to:

    (i) the Company - in connection with any demand made or to be made by you;

    (ii)businesses who provide insurance services - to quote for and issue any policy and deal with any claims;

    (iii)  any  other   guarantor  or  indemnifier  or  proposed   guarantor  or
        indemnifier of the Company's obligations to you - so they can decide whether to proceed or in connection with any demand made;

    (iv)any agent acting on my or your behalf including accountants, bankers or solicitors- so they can carry out their services to me or you;

    (v) carefully selected/reputable/associated businesseslgroup companies;

    (vi)jointventure partners to the extent that the Agreement is relevant to that joint venture;

    (vii) brokers and introducers of business to Venture;

    (viii) the Department of Trade and Industry;

    (ix) insurers; or

    (x) any company to whom you may wish to transfer debts or your rights and obligations under the Agreement, provided that the indemnities in this agreement are given for the benefit of Venture only and may not be assigned or transferred without my prior written consent.

3.4 For training and other purposes my phone calls with you may be monitored and/or recorded.

4 This agreement to indemnify you shall be additional to and not in substitution for any other security taken or to be taken by you for the performance of the Company's obligations under any such Agreement.

No person other than Venture may rely on any provision of this letter.

Dated the      day of                      2003

Signed as a Deed by JACK KACHKAR                  /s/ Jack Kachkar
                                                 -------------------------------


Address: Unit 1210, 445 Grand Bay Drive,
         Key Biscayne, Florida, USA
                33149


Status with Company MAJORITY INVESTOR

In the presence of:

Witness        /s/ Sharon Rose Louise Tan
       ..................................................

Name in full   Sharon Rose Louise Tan
            .............................................

Address        One New Change, London
       ..................................................

Occupation     Solicitor
          ...............................................

Witness to the Signature of   Jack Kachkar
                           ..............................

TO: Venture Finance PLC
    Sussex Hause, Perrymount Road,
    Haywards Heath, West Sussex RH16 1DN

Re: INyX Pharma Limited
    (a company registered in England and Wales number 45735l5) of: 9 Cheapside, London EC2V 6 AD

1 In consideration of your entering into or continuing any agreement for the sale and purchase or factoring or discounting of debts and for providing any further financial facilities with the above-named company ("the Company") I, Steve Handley hereby agree to indemnify you against all loss you may suffer in consequence of

    (i) any act or omission of a wilful, reckless or deceitful nature perpetrated by me (whether solely, jointly or on my instruction), or by a third party of which l ought to have been aware in my capacity as ultimate majority investor or, if appointed as an officer of the Company; or

    (ii) any breach of the warranty given by me in clause 2 of this letter.

2 I hereby warrant that as at the date hereof no petition is pending for the winding up of the Company or for an administration order, pursuant to the Insolvency Act 1985 (or any re-enactment thereof or any part thereof), in relation to the Company and there are no unsatisfied judgements outstanding against the Company.

3.1 By signing this form I, Steve Handley hereby

    (i) confirm that all details relating to me or the Company that I have supplied to you are true and correct;

    (ii)authorise you to make credit reference and other enquiries about me as detailed below;

    (iii) authorise you to disclose information to credit reference agencies as set out below; and

    (iv)acknowledge my understanding of the use you will make of information obtained about me as set out below.

3.2 I understand that information about me will be used by you and other companies associated with your ultimate parent company the ABN AMRO Bank NV of the Netherlands for training purposes, credit or financial assessment, market and product analysis and preparing statistics. Your enquiries about me may include making searches of my record at one or more trade credit reference and fraud prevention agencies, where my record include searches made and information given by other business. The details of your search(es) will be kept by such agencies and shared with other businesses.

3.3 I agree that you may also give information about me to:

    (i) the Company - in connection with any demand made or to be made by you;

    (ii)businesses who provide insurance services - to quote for and issue any policy and deal with any claims;

    (iii)  any  other   guarantor  or  indemnifier  or  proposed   guarantor  or
        indemnifier of the Company's obligations to you - so they can decide whether to proceed or in connection with any demand made;

    (iv)any agent acting on my or your behalf including accountants, bankers or solicitors- so they can carry out their services to me or you;

    (v) carefully selected/reputable/associated businesseslgroup companies;

    (vi)joint venture partners to the extent that the Agreement is relevant to that joint venture;

    (vii) brokers and introducers of business to Venture;

    (viii) the Department of Trade and Industry;

    (ix) insurers; or

    (x) any company to whom you may wish to transfer debts or your rights and obligations under the Agreement, provided that the indemnities in this agreement are given for the benefit of Venture only and may not be assigned or transferred without my prior written consent.

3.4 For training and other purposes my phone calls with you may be monitored and/or recorded.

4 This agreement to indemnify you shall be additional to and not in substitution for any other security taken or to be taken by you for the performance of the Company's obligations under any such Agreement.

No person other than Venture may rely on any provision of this letter.

Dated the      day of                      2003

Signed as a Deed by STEVE HANDLEY                 /s/ Steve Handley
                                                 -------------------------------

Address:  37 Parkland Drive,
                Elton,
                Chester


Status with Company DIRECTOR/SECRETARY

In the presence of:

Witness        /s/ Sharon Rose Louise Tan
       ..................................................

Name in full   Sharon Rose Louise Tan
            .............................................

Address        One New Change, London
       ..................................................

Occupation     Solicitor
          ...............................................

Witness to the Signature of   Steve Handley
                           ..............................

TO: Venture  Finance PLC Sussex House,  Penymount  Road,  Haywards  Heath,  West
    Sussex RH16 1DN

Re: INyX  Pharma  Limited (a company  registered  in  England  and Wales  number
    4573515) of: 9 Cheapside, London EC2V 6 AD

1 In consideration of your entering into or continuing any agreement for the sale and purchase or factoring or discounting of debts and for providing any further financial facilities with the above-named company ("the Company") I, Colin Hunter hereby agree to indemnify you against all loss you may suffer in consequence of

    (i) any act or omission of a wilful, reckless or deceitful nature perpetrated by me (whether solely, jointly or on my instruction), or by a third party of which l ought to have been aware in my capacity as ultimate majority investor or, if appointed as an officer of the Company; or

    (ii) any breach of the warranty given by me in clause 2 of this letter.

2 I hereby warrant that as at the date hereof no petition is pending for the winding up of the Company or for an administration order, pursuant to the Insolvency Act 1985 (or any re-enactment thereof or any part thereof), in relation to the Company and there are no unsatisfied judgements outstanding against the Company.

3.1 By signing this form I, Colin Hunter hereby

    (i) confirm that all details relating to me or the Company that I have supplied to you are true and correct;

    (ii)authorise you to make credit reference and other enquiries about me as detailed below;

    (iii) authorise you to disclose information to credit reference agencies as set out below; and

    (iv)acknowledge my understanding of the use you will make of information obtained about me as set out below.

3.2 I understand that information about me will be used by you and other companies associated with your ultimate parent company the ABN AMRO Bank NV of the Netherlands for training purposes, credit or financial assessment, market and product analysis and preparing statistics. Your enquiries about me may include making searches of my record at one or more trade credit reference and fraud prevention agencies, where my record include searches made and information given by other business. The details of your search(es) will be kept by such agencies and shared with other businesses.

3.3 I agree that you may also give information about me to:

    (i) the Company - in connection with any demand made or to be made by you;

    (ii)businesses who provide insurance services - to quote for and issue any policy and deal with any claims;

    (iii)  any  other   guarantor  or  indemnifier  or  proposed   guarantor  or
        indemnifier of the Company's obligations to you - so they can decide whether to proceed or in connection with any demand made;

    (iv)any agent acting on my or your behalf including accountants, bankers or solicitors- so they can carry out their services to me or you;

    (v) carefully selected/reputable/associated businesseslgroup companies;

    (vi)joint venture partners to the extent that the Agreement is relevant to that joint venture;

    (vii) brokers and introducers of business to Venture;

    (viii) the Department of Trade and Industry;

    (ix) insurers; or

    (x) any company to whom you may wish to transfer debts or your rights and obligations under the Agreement, provided that the indemnities in this agreement are given for the benefit of Venture only and may not be assigned or transferred without my prior written consent.

3.4 For training and other purposes my phone calls with you may be monitored and/or recorded.

4 This agreement to indemnify you shall be additional to and not in substitution for any other security taken or to be taken by you for the performance of the Company's obligations under any such Agreement.

No person other than Venture may rely on any provision of this letter.

Dated the      day of                      2003

Signed as a Deed by COLIN HUNTER                  /s/ Colin Hunter
                                                 -------------------------------

Address: 11 Humber Close,
         Widnes,
         Cheshire, WA8 344

Status with Company DIRECTOR

In the presence of:

Witness        /s/ Sharon Rose Louise Tan
       ..................................................

Name in full   Sharon Rose Louise Tan
            .............................................

Address        One New Change, London
       ..................................................

Occupation     Solicitor
          ...............................................

Witness to the Signature of   Colin Hunter
                           ..............................